UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) 26 November 2019

Air Products and Chemicals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of Principal Executive Offices and Zip Code)

(610) 481-4911

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
2.000% Euro Notes due 2020	APD20	New York Stock Exchange
0.375% Euro Notes due 2021	APD21B	New York Stock Exchange
1.000% Euro Notes due 2025	APD25	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On 26 November 2019, the Board of Directors (the “Board”) of Air Products and Chemicals, Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws (as amended and restated, the “Bylaws”), which took effect immediately. The Bylaws supersede the previously existing Amended and Restated Bylaws, which took effect on 20 November 2014.

The Bylaws were amended to implement “shareholder proxy access.” Under Article II, Section 3 of the Bylaws, a shareholder, or group of up to 20 shareholders, may nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board, if the shareholder or group has owned at least three percent of the Company’s common stock continuously for at least three years and satisfies certain eligibility, procedural and disclosure requirements set forth in the Bylaws. A proxy access nomination must be made not earlier than 150 days nor later than 120 days prior to the first anniversary of the date on which the Company mailed its proxy statement for the preceding year’s annual meeting of shareholders.

The Bylaws also contain certain additional amendments to implement shareholder proxy access and to clarify that the exclusive forum provision in Article VIII, Section 6 of the Bylaws will apply to any disputes arising under the Bylaws or our certificate of incorporation as well as to facilitate the enforcement of such provision. The amendments to the Bylaws also include a number of clerical, conforming and clarifying changes.

This summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Air Products and Chemicals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date: 2 December 2019	By:	/s/ Sean D. Major
Sean D. Major
Executive Vice President,
General Counsel and Secretary

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